LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JUNE 4, 2021

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED DECEMBER 29, 2020,

OF THE FUNDS LISTED IN SCHEDULE A

The following replaces the first paragraph under the table entitled “Investment minimum initial/additional investments ($)” in the section of each Fund’s Summary Prospectus and Prospectus entitled “Purchase and sale of fund shares”:

From time to time, at the request of a Service Agent, the fund’s distributor may permit balances from individual investors introduced to the distributor or its affiliates to be aggregated for the purpose of meeting the initial and subsequent investment minimums for Capital Shares. The fund’s distributor reserves the right to change or waive the minimum initial amounts without prior notice or to waive the minimum investment amounts for individual investors in its discretion. Your Service Agent may impose different investment minimums. “Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor.

Schedule A

Western Asset Premier Institutional Government Reserves

Western Asset Premier Institutional Liquid Reserves

Western Asset Premier Institutional U.S. Treasury Reserves

Please retain this supplement for future reference.

WASX645909